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                                                                    Exhibit 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-86160) of Partners Trust Financial Group, Inc. of our report dated February 18, 2000 relating to the SBU Bank (formerly known as The Savings Bank of Utica) financial statements, which appears as an exhibit in this Form 10-K.

/s/  PricewaterhouseCoopers LLP

Syracuse, New York
April 17, 2002